Supplement dated January 5, 2007
To the current Prospectuses and Statements of Additional Information of
ING Partners, Inc.
(“Registrant”)

On November 9, 2006, the Board of Trustees of ING Partners, Inc. approved a consolidation of the Advisory functions for all of the Portfolios. Effective December 31, 2006 Directed Services, Inc. (“DSI”) was reorganized into a limited liability corporation, renamed to Directed Services, LLC (“DSL”) and transferred so that it became a wholly owned subsidiary of ING Life Insurance and Annuity Company (“ILIAC”).  As a result of this action, the functions of DSI and ILIAC were consolidated into DSL effective December 31, 2006.  DSL is a dually registered investment adviser and broker-dealer.  DSI’s current advisory contracts will remain within the newly organized DSL, and ILIAC’s advisory contracts will be assumed by DSL.

All references to ILIAC as the Adviser in the current Prospectuses and Statements of Additional Information are changed to reflect the new Adviser, DSL.

In addition, the distributor functions of ING Financial Advisers, LLC (“IFA”) and DSI will be transferred to ING Funds Distributor, LLC (“IFD”) effective December 31, 2006.  IFD assumed all contractual obligations and is the sole distributor for all funds in the ING Funds complex.  To complete the change in distribution from DSI and IFA to IFD, a new distribution agreement was executed and the 12b-1 plans were updated to facilitate the change.

All references to IFA and DSI as the distributors in the current Prospectuses and Statements of Additional Information are changed to reflect the new distributor, IFD.

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